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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 14, 2002

LIFEPOINT, INC.

(Exact name of registrant as specified in its charter)

DELAWARE #33-0539168

(State or other jurisdiction of (I.R.S. Employer

incorporation or organization) Identification Number)

1205 S. Dupont Street, Ontario, California 91761

(Address of Principal Executive Offices) (Zip Code)

(909) 418-3000

Registrant's Telephone Number, Including Area Code

Item 5. Other Information

LifePoint, Inc. issued a letter to stockholders on November 14, 2002 to announce the current status of the company, its product manufacturing and marketing efforts. The stockholder letter is included in its entirety as Exhibit 99.1.

Item 7. Exhibits

    Exhibits

  99.1 Letter to stockholders dated November 14, 2002.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned therein to be duly authorized.

LIFEPOINT, INC.

(Registrant)

Date: November 14, 2002 By /s/ Michele A. Clark

Michele A. Clark

Controller and Chief

Accounting Officer